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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                  JUNE 5, 1998


                           LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-20833                   72-1205791
 (State or other jurisdiction      (Commission File            (IRS Employer
       of incorporation)               Number)               Identification No.)


             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808 (Address of principal executive offices and zip code)


                                 (504) 926-1000
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER.

          In order to furnish certain exhibits for incorporation by reference into (a) the Registration Statement on Form S-3 of Lamar Advertising Company (the "Company") previously filed with the Securities and Exchange Commission (the "Commission") (File No. 333-50559), which Registration Statement was declared effective by the Commission on April 28, 1998 (the "Company Registration Statement") and (b) the Registration Statement on Form S-3 of the Company previously filed with the Commission (File No. 333-52851), which Registration Statement was declared effective by the Commission on May 18, 1998 (the "Selling Stockholder Registration Statement"), the Company hereby files (i) an Underwriting Agreement dated June 5, 1998 among the Company, certain selling stockholders of the Company and the several Underwriters named therein (the "Underwriting Agreement") as Exhibit 1.1 to each of the Company Registration Statement and the Selling Stockholder Registration Statement and (ii) an opinion of Palmer & Dodge LLP, counsel to the Company, regarding the validity of certain shares of the Company's Class A Common Stock, $.001 par value per share, to be sold by the Company pursuant to the Underwriting Agreement as Exhibit 5.2 to the Company Registration Statement.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               1.1 Underwriting Agreement dated June 5, 1998 among the Company, certain selling stockholders of the Company and the several Underwriters named therein. Filed herewith.

               5.2  Opinion of Palmer & Dodge LLP. Filed herewith.

               23.5 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith.)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 5, 1998                    LAMAR ADVERTISING COMPANY


                                       By: /s/ KEVIN P. REILLY, JR.
                                          --------------------------------------
                                          Kevin P. Reilly, Jr.
                                          President and Chief Executive officer
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                                 EXHIBIT INDEX

EXHIBIT
  NO.       DESCRIPTION
-------     -----------
  1.1       Underwriting Agreement dated June 5, 1998 among the Company, certain selling stockholders of the Company and the several
            Underwriters named therein. Filed herewith.

  5.2       Opinion of Palmer & Dodge LLP. Filed herewith.

 23.5 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith.)